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                                                                    Exhibit 10.2

                              AMENDMENT NO. 1 TO
                          SECOND AMENDED AND RESTATED
                        SECURITY AND FUNDING AGREEMENT


                  AMENDMENT NO. 1 (this "Amendment"), dated as of September 28,
                                         ---------
2001, to the SECOND AMENDED AND RESTATED SECURITY AND FUNDING AGREEMENT, dated as of April 27, 2001, by and among AMERICREDIT MANHATTAN TRUST, a Delaware business trust (the "Borrower"), THE CHASE MANHATTAN BANK, a New York banking
                     --------
corporation, as administrative agent on behalf of the Secured Parties and as securities intermediary hereunder (together with its successors and assigns in such capacities, the "Administrative Agent" and the "Securities Intermediary",
                      --------------------           -----------------------
respectively) and THE SEVERAL SECURED PARTIES AND FUNDING AGENTS PARTY THERETO FROM TIME TO TIME.



                             W I T N E S S E T H :
                             - - - - - - - - - -


                  WHEREAS, the Borrower, the Administrative Agent, the Secured Parties and the Funding Agents have entered into a Second Amended and Restated Security and Funding Agreement, dated as of April 27, 2001 (the "Agreement");


                  WHEREAS, the parties hereto wish to amend the Agreement as hereinafter provided.


                  NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein contained, the parties hereto hereby agree as follows:


                  SECTION 1. Defined Terms. Unless otherwise defined herein, the
                             -------------
terms used herein shall have the meanings assigned to such terms in, or incorporated by reference into, the Agreement. For all purposes of this Amendment, "Effective Date" shall mean September 28, 2001.


                  SECTION 2. Amendments to Agreement. The Agreement is hereby
                             -----------------------
amended, effective on the Effective Date, as follows:


                (a) Section 7.1(c) of the Agreement shall be deleted in its entirety and shall be replaced by the following:
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                           (c) Advance Percentage. With respect to any Funding
---------------------------    ------------------
         Date, the advance percentage with respect to Receivables and Asset Backed Securities (the "Advance Percentage") to determine the Advance
                                 ------------------
         Amount shall be 100% with respect to Asset Backed Securities, subject to the reserve requirement to be established at or prior to the initial funding under the ABS Funding Sublimit, as acceptable to each Lending Group and the Primary Seller, and shall be 89% with respect to Receivables, subject in the case of Receivables to downward adjustment on such Funding Date as described below:


                           (1) if the cumulative net loss ratio for any AFS public term securitization entered into in the preceding 24-month period exceeds the limits set forth in Exhibit B hereto (and the Required Lending Groups have not waived such event), the Advance Percentage in effect at the opening of business on such Funding Date shall be reduced by 6% (without duplication of any reduction pursuant to clause (1) above); and


                           (2) if there is an Excess Spread Deficiency
         (calculated as of the close of business one (1) Business Day prior to such Funding Date), then the Advance Percentage shall be reduced by the product of (i) the amount of such Excess Spread Deficiency (stated as a percentage) multiplied by (ii) 2.0; provided that if the Advance
                     -------------           --------
         Percentage has been reduced as a result of the application of this clause (3), the Advance Percentage shall remain at such reduced percentage until such time as the Excess Spread Deficiency has been cured.


                           As used in this Section 7.1(c), "Trigger Event" shall mean (i) a "Trigger Event" as defined in any public asset-backed transaction, which transaction has been outstanding for twenty-four months or less from the related Funding Date or (ii) if applicable, any comparable "spread capture event" in any automobile receivables transaction conducted by any Securitization Trust, which transaction has been outstanding for twenty-four months or less from the date hereof, whether or not defined in such transaction as a "Trigger Event", and whether or not such transaction is a public transaction.


                  (b) The Agreement shall be amended by adding new Exhibits B and C thereto in substantially the form of Annex A to this Amendment.

                  (c) The Agreement shall be amended (i) by deleting all references to "Victory Receivables Corporation" and by replacing them with "Gotham Funding Corporation" and (ii) by deleting all references to "Victory" and by replacing them with "Gotham".


                  SECTION 3. Execution in Counterparts. This Amendment may be
                             -------------------------
 executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment.


                  SECTION 4. Consents; Binding Effect. The execution and
                             ------------------------
delivery by the parties hereto of this Amendment shall constitute the written consent of each of them to this Amendment and to Amendment No. 3, dated as of September 28, 2001, to the Sale and Servicing Agreement, dated as of September 14, 2000, between the Borrower, AmeriCredit Financial Services, Inc., AmeriCredit Funding Corp. V and the Administrative Agent. This Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.


                  SECTION 5. Governing Law. This Amendment shall be governed by,
                             -------------
and construed in accordance with, the laws of the State of New York.


                  SECTION 6. Severability of Provisions. Any provision of this
                             --------------------------
 Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.


                  SECTION 7. Captions. The captions in this Amendment are for
                             --------
convenience of reference only and shall not define or limit any of the terms or provisions hereof.


                  SECTION 8. Agreement to Remain in Full Force and Effect.
                             --------------------------------------------
Except as amended hereby, the Agreement shall remain in full force and effect and is hereby ratified, adopted and confirmed in all respects. This Amendment shall be deemed to be an amendment to the Agreement. All references in the Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import, and all references to the Agreement in any other agreement or document shall hereafter be deemed to refer to the Agreement as amended hereby.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to the Second Amended and Restated Security and Funding Agreement to be executed as of the date and year first above written.

                                        AMERICREDIT MANHATTAN TRUST,
                                         as Borrower

                                        By: Bankers Trust (Delaware), solely
                                               in its capacity as Trustee


                                        By:
                                           -------------------------
                                           Name:
                                           Title:



                                        THE CHASE MANHATTAN BANK,
                                         as Administrative Agent on
                                         behalf of the Secured Parties



                                        By:
                                           -------------------------
                                           Name:
                                           Title:



                                        THE CHASE MANHATTAN BANK,
                                         as PARCO Funding Agent


                                        By:
                                           -------------------------
                                           Name:
                                           Title:

                                        PARK AVENUE RECEIVABLES CORPORATION,
                                         as a Secured Party



                                        By:
                                           -------------------------
                                           Name:
                                           Title:


                                        ING BARING (U.S.) CAPITAL MARKETS,
                                         LLC, as HLS Funding Agent


                                        By:
                                           -------------------------
                                           Name:
                                           Title:




                                        HOLLAND LIMITED SECURITIZATION, INC.,
                                         as a Secured Party


                                        By:
                                           -------------------------
                                           Name:
                                           Title:

                                        EIFFEL FUNDING, LLC,
                                         as a Secured Party

                                        By: Global Securitization Services,
                                         LLC, its Manager

                                        By:
                                           -------------------------
                                           Name:
                                           Title:



                                        CDC FINANCIAL PRODUCTS INC.,
                                         as Eiffel Funding Agent


                                        By:
                                           -------------------------
                                           Name:
                                           Title:


                                        By:
                                           -------------------------
                                           Name:
                                           Title:

                                        GOTHAM FUNDING CORPORATION,
                                         as a Secured Party

                                        By:
                                           -------------------------
                                           Name:
                                           Title:


                                        THE BANK OF TOKYO-MITSUBISHI,
                                         LTD., NEW YORK BRANCH, as a
                                         Funding Agent

                                        By:
                                           -------------------------
                                           Name:
                                           Title:

Consented to and agreed
 as of the date first above written:


FLEET NATIONAL BANK,
 as a PARCO APA Bank


By:
   -------------------------
  Name:
  Title:

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                                                                  Annex A
                                                                  -------

                           [EXHIBIT B TO AGREEMENT]

                                       9